Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

D72075-S43010

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy 07) Marie Pillai 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen	For

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



D72077-S43008

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy 07) Marie Pillai 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.